Fees Summary	Jan. 02, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 1,440,984,030.77
Previously Paid Amount	0
Total Fee Amount	29,528.64
Total Offset Amount	0
Net Fee	$ 29,528.64